GLOBAL X FUNDS
Global X NASDAQ China Technology ETF (the “Fund”)

Supplement dated November 20, 2018 to the Summary Prospectus,
Statutory Prospectus and Statement of Additional Information (“SAI”)
for the Fund, dated March 1, 2018.

The information in this Supplement updates information in, and should be read in conjunction with, the Statutory Prospectus and SAI for the Fund.

Effective December 5, 2018, the ticker of the Global X NASDAQ China Technology ETF, which will be renamed the Global X MSCI China Communication Services ETF on or around December 5, 2018, will be changed from QQQC to CHIC. As such, all references to the QQQC ticker of the Fund are changed to CHIC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE